Exhibit 10.2

EXECUTION VERSION

GUARANTY

GUARANTY (this “Guaranty”), dated as of March 11, 2020, by each of the undersigned Subsidiaries of the Borrower (as defined below) (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) in favor of (i) Deerfield Partners, L.P., as agent (in such capacity, the “Agent”) for its own benefit and the benefit of other Lenders, holders of other Obligations, holders of Convertible Notes and all Indemnified Persons (such persons, together with the Agent, the “Lender Parties”), and (ii) the Lender Parties.

W I T N E S S E T H

WHEREAS, reference is made to that certain Facility Agreement, dated as of March 11, 2020 (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Facility Agreement”), by and among the Borrower, the other Loan Parties thereto from time to time, the Lenders party thereto from time to time and the Agent. Capitalized terms used herein, including in the introductory paragraph, and not defined herein shall have the meanings assigned to such terms in the Facility Agreement.

WHEREAS, the Lenders have agreed, on a several but not joint basis, to extend certain term loans to the Borrower to provide funds for the Borrower’s working capital and general corporate purposes, and pay a portion of the fees, costs and expenses related to the foregoing and entering into the Facility Agreement and providing the Loans contemplated thereby, in each case subject to the terms and conditions set forth in the Facility Agreement.

WHEREAS, the Borrower has agreed to execute and deliver Convertible Notes to each of the Lenders evidencing such Loans, subject to the terms and conditions set forth in the Facility Agreement;

WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the Loans, the Facility Agreement and the Convertible Notes;

WHEREAS, the obligation of the Lenders to make a Disbursement is conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make the Disbursement, the Guarantors are willing to execute this Guaranty;

Accordingly, each Guarantor hereby agrees as follows:

SECTION 1. Guaranty.

(a) Each Guarantor (i) irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) as well as the performance by the Borrower of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Bankruptcy Code and (ii) agrees to pay any and all documented reasonable costs and expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lender Parties in enforcing any rights under this Guaranty. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

(b) Upon the occurrence and during the continuance of an Event of Default under Article 7 of the Facility Agreement and Section 2(c)(v)(C) of the Convertible Notes, the Required Lenders may direct the Agent to declare the Guaranteed Obligations due and payable hereunder, in which case, each Guarantor shall be obligated to satisfy the Guaranteed Obligations within five (5) Business Days following receipt of notice from the Agent or the Required Lenders, and the Agent and the Lender Parties shall be entitled to enforce all Guaranteed Obligations of the Guarantor hereunder after such due date.

SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Laws, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Laws, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent or any other Lender Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Facility Agreement, any other Facility Document or otherwise or against any other party with respect to any of the Guaranteed Obligations or (b) any rescission, waiver (except the effect of any waiver obtained pursuant to Section 17(b)), amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Facility Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, or (c) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3. [Reserved].

SECTION 4. Guaranty of Payment. Each of the Guarantors further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations (without limiting the application of Section 5 of this Guaranty) and not of collection and, to the fullest extent permitted by applicable Laws, waives any right to require that any resort be had by the Agent or any other Lender Party to any assets of any Loan Party or to any other guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by the Guarantors hereunder may be required by the Agent or any other Lender Party on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Lender Parties, in the manner provided in the Facility Agreement.

SECTION 5. Indemnification. Without limiting any of their indemnification obligations under the Facility Agreement or the other Facility Documents, and without duplication of any indemnification provided for under the Facility Agreement or the other Facility Documents, each of the Guarantors, jointly and severally, shall indemnify the Lender Parties and each of their Subsidiaries and Affiliates, and each of their respective stockholders, directors, officers, employees, agents, attorneys, and advisors (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all damages, actual out-of-pocket losses, claims, actions, causes of action, settlement payments, obligations, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred, suffered, sustained or required to be paid by, or asserted against, any Indemnitee arising out of, in any way connected with, or as a result of, (i) the execution or delivery of this Guaranty, the Facility Agreement or any other Facility Document or any other agreement or instrument contemplated hereby, the performance by the Guarantors of their respective obligations thereunder, or the consummation of the transactions contemplated by the Facility Agreement and the other Facility Documents or any other transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to or arising from any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, however, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Issuer or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Facility Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Guarantors shall promptly pay the reasonable fees and expenses of such counsel.

SECTION 6. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Lender Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Facility Agreement, any other Facility Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full of the Guaranteed Obligations).

SECTION 7. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the payment in full of the Guaranteed Obligations. Each Guarantor hereby acknowledges that the Agent and the other Lender Parties may, at their election, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Guaranteed Obligations have been paid in full. Pursuant to, and to the extent permitted by, applicable Laws, each of the Guarantors waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Laws, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Each Guarantor agrees that it shall not assert any claim in competition with the Agent or any other Lender Party in respect of any payment made hereunder in any bankruptcy, insolvency, reorganization, or any other proceeding.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Lender Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Lender Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of the Guarantors hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Lender Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Agent or any other Lender Party as provided above, all rights of such Guarantor against any Lender Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full of all the Guaranteed Obligations.

In addition, any Debt of the Borrower or any other Lender Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of all of the Guaranteed Obligations. Notwithstanding the foregoing, prior to the occurrence and continuance of an Event of Default, the Borrower or any other Loan Party may make payments to any Guarantor on account of any such Debt. After the occurrence and during the continuance of an Event of Default, none of the Guarantors will demand, sue for, or otherwise attempt to collect any such Debt until the payment in full of the Guaranteed Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such Debt of any Loan Party, such amount shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Facility Agreement without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

SECTION 9. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent and the Lender Parties may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by Law, set-off and apply any Debt at any time owing by the Agent or any Lender Party to or for the credit or the account of the Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Facility Document, irrespective of whether the Agent or any Lender Party shall have made any demand under this Guaranty or any other Facility Document and although such obligations may be contingent or unmatured. Each of the Agent and the Lender Parties agrees to notify the Guarantor promptly after any such set-off and application made by such Agent or such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lender Parties under this Section 9 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Lender Parties may have under this Guaranty or any other Facility Document in law or otherwise.

SECTION 10. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy Code, or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of such Guarantor under Section 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender Party, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 11. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Lender Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 12. Termination. This Guaranty (a) shall terminate when the principal of and interest on each Loan and all fees and other Guaranteed Obligations shall have been paid in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 13. Costs of Enforcement. Without limiting any of their obligations under the Facility Agreement or the other Facility Documents, and without duplication of any fees or expenses provided for under the Facility Agreement or the other Facility Documents, the Guarantors, jointly and severally, agree to pay on demand all expenses of the Lender Parties in connection with (i) the administration, negotiation, documentation or amendment of this Guaranty, and (ii) the Agent’s or any other Lender Party’s efforts to collect and/or to enforce any of the Guaranteed Obligations of the Guarantors hereunder and/or to enforce any of the rights, remedies, or powers of the Agent or any other Lender Party against or in respect of the Guarantors (whether or not suit is instituted by or against the Agent or any other Lender Party).

SECTION 14. [Reserved].

SECTION 15. [Reserved].

SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each of the Guarantors and its respective successors and assigns. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Agent and the other Lender Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Facility Agreement. If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Facility Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 17. Waivers; Amendment.

(a) The rights, remedies, powers, privileges, and discretions of the Agent hereunder and under applicable Law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Facility Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agent and the Guarantor or Guarantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 8.5 of the Facility Agreement.

SECTION 18. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to any of the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 19. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 20. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 8.1 of the Facility Agreement, provided that communications and notices to the Guarantors may be delivered to the Borrower on behalf of each of the Guarantors.

SECTION 21. Survival of Agreement; Severability.

(a) All covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Facility Agreement or any other Facility Document shall be considered to have been relied upon by the Agent and the other Lender Parties and shall survive the execution and delivery of this Guaranty, the Facility Agreement and the other Facility Documents, regardless of any investigation made by the Agent or any other Lender Party or on their behalf and notwithstanding that the Agent or other Lender Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until terminated as provided in Section 12 hereof. The provisions of Section 5 and Section 13 hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations or the termination of this Guaranty or any provision hereof.

(b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 22. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.

Delivery of an executed counterpart of a signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 23. Rules of Interpretation. The rules of interpretation specified in Article 1 of the Facility Agreement shall be applicable to this Guaranty.

SECTION 24. Jurisdiction; Consent to Service of Process.

(a) Each of the Guarantors agrees that any suit for the enforcement of this Guaranty or any other Note Document may be brought in the courts of the State of New York sitting in New York County or any federal court sitting therein, as the Agent may elect in its sole discretion, and consents to the non-exclusive jurisdiction of such courts. Each party to this Guaranty hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Guaranty shall affect any right that the Agent or any other Lender Party may otherwise have to bring any action or proceeding relating to this Guaranty against a Guarantor or its properties in the courts of any jurisdiction.

(b) Each of the Guarantors agrees that any action commenced by any Guarantor asserting any claim or counterclaim arising under or in connection with this Guaranty or any other Facility Document shall be brought solely in a court of the State of New York sitting in New York County or any federal court sitting therein, as the Agent may elect in their sole discretion, and consents to the exclusive jurisdiction of such courts with respect to any such action.

(c) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 20. Nothing in this Guaranty or any other Facility Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

SECTION 25. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE AGENT AND THE OTHER LENDER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE FACILITY DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

SECTION 26. Subordination Agreement. This Guaranty (and all payment and enforcement provisions with respect to the Guaranteed Obligations) is an unsecured obligation of the Guarantors and is subject to the terms of (1) a Subordination Agreement, dated as of March 11, 2020, by and among the guarantors, MidCap Financial Trust, a Delaware statutory trust (together with its permitted successors and assigns), as administrative agent, the agent and the other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement (Term Loan)”) and (2) a Subordination Agreement, dated as of March 11, 2020, by and among the guarantors, Midcap Funding IV Trust, a Delaware statutory trust (together with its permitted successors and assigns), as administrative agent, the agent and the other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement (Revolving Loan)” and together with the Subordination Agreement (Term Loan), the “Subordination Agreements”). In the event of any inconsistency between this note and the subordination agreements, the terms of the subordination agreements shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty as of the day and year first above written.

GUARANTORS:	MIDRAY HOLDINGS, INC.

	By:	/s/Paul Little
	Name:	Paul Little
	Title:	CFO

MIDRAY, INC.

	By:	/s/Paul Little
	Name:	Paul Little
	Title:	CFO

MIDRAY INTERNATIONAL, INC.

	By:	/s/Paul Little
	Name:	Paul Little
	Title:	CFO

[Signature Page to Guaranty]